EXHIBIT 10.5




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THIS  INSTRUMENT  PREPARED  BY/RECORD AND RETURN TO:  Conrad J. Boyle,  Esquire,
Mombach, Boyle & Hardin, P.A., 500 East Broward Boulevard, Suite 1950, Fort Lauderdale, Florida 33394.

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                             SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT is made and entered into as of the 20th day of December, 2004, by and among Charley Zeches, in her capacity as Trustee of LAKES HOLDING TRUST under agreement dated July 27, 2001 (hereinafter referred to as "Senior Lender"), Mitchell Entertainment Company, a Delaware limited liability company (hereinafter referred to as "Junior Lender") and is agreed to, accepted and acknowledged by AGU Entertainment Corp., a Delaware corporation (hereinafter referred to as "Mortgagor").

                              W I T N E S S E T H:

      WHEREAS, Senior Lender is the owner and holder of that certain Mortgage Deed and Security Agreement securing indebtedness in the amount of Seven Million and 00/100 Dollars ($7,000,000.00) executed by Mortgagor in favor of Senior Lender, dated and recorded in the Public Records of Broward County, Florida, in Official Records Book , Page (the "Senior Mortgage") encumbering certain real property and improvements, the legal description of which is set forth on Exhibit "A" hereto (the "Property" or "Mortgaged Property"), which secures that certain Promissory Note dated December 20, 2004 in the principal amount of Seven Million and 00/100 Dollars ($7,000,000.00) executed by Mortgagor in favor of Senior Lender, and other obligations of Mortgagor to Senior Lender (collectively the "Senior Obligations"); as affected by Notice Restricting Future Advances ("Restriction Notice") and

      WHEREAS, Junior Lender is the owner and holder of that certain Mortgage executed by Mortgagor in favor of Junior Lender dated December 20, 2004 and recorded in Official Records Book__ , Page ___ of the Public Records of Broward County, Florida (the "Junior Mortgage") encumbering the Property, which secures that certain Promissory Note dated December 20, 2004 in the principal amount of Three Million and 00/100 Dollars ($3,000,000.00) (the "Junior Note") executed by Mortgagor in favor of Junior Lender and other obligations of Mortgagor to Junior Lender (the "Junior Obligations"); and

      WHEREAS, Senior Lender and Junior Lender desire to set forth their Agreement with regard to the subordination of the Junior Mortgage and the Junior Obligations as more specifically set forth herein.

      NOW THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, from one to the other paid, the receipt and sufficiency whereof is hereby acknowledged, the parties do hereby agree as follows:

      1. RECITALS: The Recitals set forth are true and correct and are made a part hereof.

      2. SUBORDINATION: The lien of the Junior Mortgage and the Junior Obligations are now and shall forever hereafter be subordinate and inferior to the lien of the Senior Mortgage and the Senior Obligations, including without limitation, any and all sums at any time due and owing under any and all promissory notes secured by the Senior Mortgage, any principal and any interest thereon, any other amount or amounts that may be added to the mortgage indebtedness under the terms of this instrument for protective advances, and any interest thereon, and all costs, payments advanced, taxes and expenses hereafter advanced to insure the Property, to prevent waste, to protect the collateral thereunder or collect said debt, and all other expenses, costs and attorneys' fees incurred by Senior Lender in connection with the Senior Mortgage and/or the Senior Obligations, subject nevertheless to the Restriction Notice. Further, the terms of the Junior Mortgage and the Junior Note, and all rights and remedies of Junior Lender available thereunder, including but not limited to, the right to claim or receive any insurance or condemnation awards or proceeds, are hereby expressly subordinated to the terms of the Senior Mortgage, the Senior Obligations and the rights and remedies of Senior Lender under the Senior Mortgage. Junior Lender and Mortgagor acknowledge and agree that no payments of interest or principal shall be made or accepted under the Junior Note following the occurrence of a default under the Senior Mortgage until the Senior Mortgage has been repaid in full.

      3. COSTS AND ENFORCEMENT: Should suit be brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover its attorneys fees incurred both at trial and on appeal.

      4. NOTICES/RIGHT TO CURE: Junior Lender will send to Senior Lender a copy of any notice of default under the Junior Mortgage. Whenever a default notice has been provided pursuant to this provision and referenced in this Agreement, the same shall be referred to as the "Default Notice". Senor Lender will give Junior Lender notice of any default, and shall accept cure by Junior Lender. If Junior Lender pays Senior Lender in full, Senior Lender will assign the Senior Obligations to Junior Lender.

      5. FORECLOSURE: In the event of a foreclosure action instituted by Senior Lender, Junior Lender shall not impose any cross claims against Mortgagor in such action and any such claims shall be brought in a separate action by Junior Lender, and Junior Lender shall further agree to waive any and all defenses to foreclosure instituted by Senior Lender under the Senior Mortgage, but this shall not be construed to waive any provision of this Agreement or the right to receive any overage in net proceeds in the event of a foreclosure sale.

      6. INSURANCE, CONDEMNATION: In the event of partial or total destruction of the Mortgaged Property which results in the payment of insurance proceeds, or in the event of a condemnation or similar proceeding which results in the payment of an award, the proceeds or award shall be applied in accordance with the relevant provisions of the Senior Mortgage. Junior Lender shall share in the excess proceeds, if any, in accordance with the terms of the Junior Mortgage.

      7. SUPERIOR LIENS: Junior Lender agrees that it shall not acquire, by subordination, subrogation or otherwise, any lien, estate, right or other interest in the Mortgaged Property that is, or may be, prior in right to the lien of the Senior Mortgage. In the event that Junior Lender cures any default of Mortgagor under the Senior Mortgage or under the Junior Mortgage by the payment of money, including, for example, but not limited to, the payment of taxes or insurance premiums, Junior Lender agrees that such payment shall be deemed to be additional indebtedness of the Mortgagor to be secured by the lien of the Junior Mortgage, which shall be subordinate to the lien of the Senior Mortgage and such amounts shall not create a lien on parity with or superior to the Senior Mortgage and shall not give Junior Lender the right of subrogation with respect to such amounts.

      8. BANKRUPTCY OF MORTGAGOR: Junior Lender hereby agrees that so long as any sum evidenced or secured by the Senior Mortgage remains outstanding:

            (a) Junior Lender shall not, without the prior written consent of Senior Lender, in Senior Lender's sole discretion, commence, cause the Mortgagor to commence, consent to Mortgagor commencing, or join with any other creditor in commencing, any proceeding under the United States Bankruptcy Code or any similar federal or state law (a "Bankruptcy Proceeding") or any proceeding under any federal or state fraudulent conveyance law, whether statutory or any common law, with respect to the Mortgagor or any portion of the real and personal property which, together, comprises the collateral for the Senior Obligations (the "Senior Obligations Collateral"), or any other property of Mortgagor, including any property which is collateral for the Junior Obligations.

            (b) In addition to any other rights given to Junior Lender under applicable laws (but subject to the limitations set forth in this paragraph 8, it is agreed that Junior Lender shall have the right (i) to file a proof of claim with respect to the Junior Obligations, (ii) to deliver to Senior Lender a copy thereof, together with evidence of the filing with the appropriate court or other authority, and (iii) to defend any objection filed to said proof of claim.

            (c) Junior Lender agrees that it will not oppose: (i) any motion by the Senior Lender for relief from the automatic stay in order for Senior Lender to exercise its rights under the Senior Mortgage, (ii) any motion by the Senior Lender for adequate protection, (iii) any motion by the Senior Lender to dismiss the Bankruptcy Proceeding, (iv) any motion by the Senior Lender to appoint a bankruptcy trustee or examiner or (v) any motion by the Senior Lender to convert the Bankruptcy Proceeding to any other Chapter of the Bankruptcy Code.

      9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SENIOR LENDER: Senior Lender represents and warrants to Junior Lender that:

      a. Senior Lender is the sole owner and holder of the Senior Note and the Senior Mortgage.

      b. To the best of it s knowledge, as of the date hereof, there is no default or event which by notice or the passage of time would constitute an event of default under the Senior Note and/or the Senior Mortgage.

      10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF JUNIOR LENDER: Junior Lender represents and warrants to Senior Lender that:

      a. Junior Lender is the sole owner and holder of the Junior Note and the Junior Mortgage.

      b. To the best of its knowledge, as of the date hereof, there is no default or event which by notice or the passage of time would constitute an event of default under the Junior Note and/or the Junior Mortgage.

      11. AMOUNT SECURED: Without the prior written consent of Senior Lender, which consent may be withheld in Senior Lender's sole discretion, Junior Lender shall not permit any increases in the principal amount secured by the Junior
Mortgage (as may have been reduced by the repayment of any principal by Mortgagor), except for protective advances, and any interest thereon, and all costs, payments advanced, taxes and expenses hereafter advanced to insure the Property, to prevent waste, to protect the collateral thereunder or collect said debt, and all other expenses, costs and attorneys' fees incurred by Junior Lender in connection with the Junior Mortgage and/or the Junior Obligations. In the absence of consent by Senior Lender, any such increases shall constitute a default under the Senior Mortgage.

      12. CONTINUING AGREEMENT: The obligations of Senior Lender and Junior Lender hereunder shall be absolute and unconditional and this Agreement shall be a continuing agreement and shall continue notwithstanding the dissolution or reorganization of Senior Lender or of Junior Lender. Senior Lender, without affecting the subordination herein provided and without notice to Junior Lender,
(i) may release any security for its respective notes, including part of the property encumbered by its mortgage or retain or obtain a security interest in other property to secure the obligations of the Mortgagor to Senior Lender, or
(ii) may extend, alter, exchange, substitute or modify its note(s) or its mortgage or release, compromise, alter or exchange any obligation held by it as security for its note(s), so long as there is no increase in principal or in the other financial obligations of Mortgagor. None of such actions shall affect the subordination herein provided, and Junior Lender expressly waives any rights, including any defense in the nature of a suretyship defense, otherwise arising out of such action. Senior Lender's senior security position hereunder shall not be prejudiced by any action omitted or undertaken by it with respect to the Senior Obligations or any indebtedness secured by the Senior Mortgage.

      13. NOTICES: All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or three (3) days after mailing when sent by actual hand-delivery commercial overnight courier (i.e., Federal Express) or registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below:

         to Senior Lender:          Charley Zeches as Trustee of
                                    Lakes Holding Trust under agreement
                                    Dated July 27, 2001
                                    521 East Las Olas Boulevard
                                    Fort Lauderdale, Florida 33301

         with a copy to:            Mombach, Boyle & Hardin, P.A.
                                    500 East Broward Boulevard, Suite 1950
                                    Ft. Lauderdale, Florida 33394
                                    Attn: Conrad J. Boyle, Esq.

         to Junior Lender:          Mitchell Entertainment Company
                                    7220 N.W. 36th Street, Suite 100
                                    Miami, Florida 33166

         with copy to:              Howard L. Friedberg, Esq.
                                    Katz, Barron, Squitero Law Firm
                                    2699 South Bayshore Drive, 7th Floor
                                    Miami, Florida 33133

         to Mortgagor:              AGU Entertainment Corp.
                                    11077 Biscayne Boulevard, Suite 100
                                    Miami, Florida 33161

         with copy to:              Bruce C. Rosetto, Esq.
                                    Blank Rome LLP
                                    1200 N. Federal Highway, Suite 417
                                    Boca Raton, Florida 33432

or any such other address of which a party shall have notified the party giving such notice in writing.

      14. NO WAIVER: The giving of consent by Senior Lender to the Junior Mortgage is not and shall not be deemed a waiver of the Senior Lender's rights to prohibit any other junior mortgage of the Mortgaged Property. No delay on the part of Senior Lender or Junior Lender in the exercise of any right or remedy hereunder or under the Senior Mortgage or Junior Mortgage, respectively, shall operate as a waiver of any right hereunder.

      15. COUNTERPARTS: The parties hereto agree that this Subordination Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

      16. ESTOPPEL CERTIFICATES: At the written request of Senior Lender, Junior Lender shall deliver to Senior Lender a certificate stating that no default has occurred under the Junior Note or the Junior Mortgage which default is continuing, and that Junior Lender is not aware of any event which after notice or lapse of time or both would constitute a default or, if any such event or default had occurred and is continuing, Junior Lender shall specify the nature and period of existence thereof. At the written request of Junior Lender, Senior Lender shall deliver to Junior Lender a certificate stating that no default has occurred under the Senior Note or the Senior Mortgage which default is continuing, and that Senior Lender is not aware of any event which after notice or lapse of time or both would constitute a default or, if any such event or default had occurred and is continuing, Senior Lender shall specify the nature and period of existence thereof.

      17. PARAGRAPH HEADINGS: The headings of the various paragraphs of this Subordination Agreement have been inserted only for the purpose of convenience, and are not part of this Subordination Agreement and shall not be deemed in any manner to modify, explain or restrict any of the provisions of this Subordination Agreement.

      18. CHOICE OF LAW: This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida, excluding the principles thereof governing conflicts of law. If any provision shall be held prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating any other provision of this Agreement.

      19 VENUE: The parties agree that Broward County, Florida, at the sole option of Senior Lender, is the proper venue for any and all legal proceedings arising out of this Subordination Agreement and any associated loan documents.

      20. BINDING EFFECT: This Agreement shall be binding upon and inure to the benefit of the Mortgagor, Senior Lender and Junior Lender and their respective heirs, successors and assigns.

      21. NEITHER SENIOR LENDER, JUNIOR LENDER, MORTGAGOR NOR ANY OTHER PERSON LIABLE FOR THE OBLIGATIONS, COVENANTS, WARRANTIES AND REPRESENTATIONS HEREIN, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF SENIOR LENDER, JUNIOR LENDER, MORTGAGOR OR ANY SUCH OTHER PERSON OR ENTITY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT. NEITHER SENIOR LENDER, JUNIOR LENDER, MORTGAGOR NOR ANY SUCH PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES, HERETO AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS.


          [THE BALANCE OF THE PAGE INTENTIONALLY HAS BEEN LEFT BLANK]

      IN WITNESS WHEREOF, we have hereunto set our hands and seals on the day and year first above written.


Signed, sealed and                                            SENIOR LENDER
delivered in the presence of:

/s/ Robert J. Zeches                                          By:/s/ Charley Zeches
--------------------------------------------                     -----------------------------------------
Print Name: Robert J. Zeches                                  Name:Charley Zeches
           --------------------------------                       --------------------------------------
                                                              Title: Trustee
/s/ John N. Minjiras                                                 -------------------------------------
-------------------------------------------
Print Name: John N. Minjiras
           ---------------------------------

                                                              MITCHELL ENTERTAINMENT COMPANY, a Delaware limited
                                                              liability company


                                                              By:  /s/ Johnathan E. Mitchell
--------------------------------------------                     -----------------------------------------
Print Name:                                                            Jonathan E. Mitchell
           ---------------------------------
                                                              Title: CEO
                                                                     -------------------------------------

Print Name:
           ----------------------------------

      AGREED TO, ACCEPTED AND ACKNOWLEDGED by the undersigned Mortgagor this 20th day of December, 2004.
----


                                                              AGU ENTERTAINMENT CORP.
/s/ Bruce C. Rosetto
--------------------------------------------
Print Name: Bruce C. Rosetto                                  By: /s/ David Levy
           ---------------------------------                      ----------------------------------------
                                                              Name: David Levy
                                                                    --------------------------------------
/s/ Innocencia Ramos                                          Title: President
--------------------------------------------                         -------------------------------------
Print Name: Innocencia Ramos
           ---------------------------------


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